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                                                                    EXHIBIT 99.2

                           STOCK OPTION AGREEMENT
                            ----------------------


     STOCK OPTION AGREEMENT (this "Agreement"), dated as of August 9, 1995, by and between LOEWEN GROUP INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware ("Parent"), and MHI GROUP, Inc., a Florida corporation (the "Company").

                                   RECITALS
                                   --------

     Concurrently herewith, Parent, SPRT Corp. a Florida corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"; terms capitalized herein but not defined herein shall have the meanings set forth in the Merger Agreement), pursuant to which Purchaser agrees to make a tender offer (the "Offer") for all outstanding shares of Common Stock, $0.40 par value (the "Common Stock"), of the Company, at a price of $10.25 per share, net to the seller in cash, to be followed by a merger (the "Merger") of Purchaser with and into the Company.

     As a condition to their willingness to enter into the Merger Agreement and make the Offer, Parent and Purchaser have required that the Company agree, and believing it to be in the best interest of the Company, the Company has agreed, among other things, to grant to Parent the Option (as hereinafter defined).

                                   AGREEMENT
                                   ---------

     To implement the foregoing and in consideration of the respective representations, warranties, covenants and agreements contained herein, the parties agree as follows:

     1.  Grant of Option.  The Company hereby grants to Parent an irrevocable
         ---------------
option (the "Option") to purchase up to 1,253,823 shares of Common Stock, par value $.40 per share, of the Company ("Common Stock"), at a purchase price of $10.25 per share (the "Purchase Price"). The shares of Common Stock that are subject to the Option are referred to herein as the "Option Shares".

     The Option shall, subject to Section 9 hereof, terminate upon the earliest to occur of (a) the date which is 12 months after any event described in Section 3 below shall have occurred, (b) the Effective Time (as defined in the Merger Agreement), and (c) termination of the Merger Agreement pursuant to Section 8.1(a), (b) (other than a termination resulting from a willful breach by the Company of any representation, warranty or covenant contained therein), (c) or
(d) thereof, unless prior to that time an event described in Section 3 below shall have occurred. If the Option cannot be exercised by reason of any applicable judgment, decree or order, the expiration date of the Option shall be extended until five business days after such
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impediment to exercise shall have been removed. The rights set forth in Section
9 shall not terminate when the right to exercise the Option terminates but shall extend to such time as provided in Section 9. Notwithstanding the termination of the Option, Parent shall be entitled to purchase those Option Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the termination of the Option.

     2.  Exercise of the Option.  Subject to the terms and conditions hereof,
         ----------------------
Parent may exercise the Option in whole at any time or in part from time to time, from the date of the occurrence of any event described in Section 3 below until its termination in accordance with the provisions of Section 1 above.

     Notwithstanding the foregoing, the Company shall not be obligated to issue the Option Shares upon exercise of the Option (i) in the absence of any required governmental or regulatory waiver, consent or approval necessary for the Company to issue the Option Shares or Parent to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares to Parent.

     In the event Parent wishes to exercise the Option, Parent shall provide a written notice to the Company specifying the total number of Option Shares it will purchase pursuant to such exercise and a place and date for the closing of such purchase, which date shall be no later than 60 business days from the date such notice is mailed unless additional time is required to obtain regulatory approval required by Parent or the Company and, if so required, the period of time that would otherwise run pursuant to this Section 2 shall run instead from the date on which the required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period with respect thereto shall have passed.

     In connection with the filing of any required regulatory notice or request for approval, the Company shall furnish Parent with such information as may be required for such notices or approvals and shall use its best efforts to cooperate with and assist Parent in obtaining any such approvals as promptly as practicable. In the event that the Company or Parent receives official notice that any required regulatory approval will not be granted, Parent shall nevertheless be entitled to exercise its rights as set forth in Section 9 or to exercise the Option in connection with the resale of Option Shares pursuant to a registration statement as provided in Section 10.

     3.  Pre-Conditions to Exercise of the Option.  Parent may exercise the
         ----------------------------------------
Option only if one or more of the following events has occurred:

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          (a) the Company or any of its subsidiaries shall have entered into any agreement (including without limitation any non-binding letter of intent) with any person (other than Parent or any of its affiliates), or shall have authorized, recommended, proposed or publicly announced its or their intention to authorize, recommend, or propose to enter into any agreement with any such person, with respect to (i) a merger, consolidation or any similar transaction with such person or involving the Company or any subsidiary, (ii) the sale, lease or other disposition of 15% or more of the consolidated assets of the Company and its consolidated subsidiaries, or
     (iii) the issuance, sale or other disposition (including by way of merger, consolidation, tender or exchange offer, share exchange or similar transaction) of securities (or an option or right to acquire such securities) representing 10% or more of the voting power of the Company or any of its subsidiaries; or

          (b) (i) the making by any person (other than Parent or any of its affiliates), by public announcement or communication to the Company or otherwise, of a proposal to acquire the Company or any of its subsidiaries by merger, consolidation, purchase of all or a substantial portion of the Company's assets or other similar transaction, or (ii) any person (other than Parent or its affiliates, shall have commenced (as such term is defined in Rule 14d-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to a tender or exchange offer for 10% or more of the outstanding shares of Common Stock; or

          (c) the acquisition, by any person or group (as defined in Section 13(d) of the Exchange Act), other than Parent or any of its affiliates, of beneficial ownership of (as defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership of, securities representing 10% or more of the voting power of the Company or any of its subsidiaries; or

          (d) the shareholders of the Company shall have failed to approve the Merger at the meeting called for that purpose or at any adjournment or postponement thereof, such meeting shall not have been held or shall have been cancelled prior to the termination of the Merger Agreement or the Board of Directors of the Company shall have withdrawn or modified in a manner adverse to Parent its recommendation that the shareholders of the Company approve the Merger;

provided that no event set forth in this Section 3 shall be deemed to occur
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solely by reason of any agreement, or any action that is taken, or of any event that occurs, for which Parent has given its prior written consent. As used in this Agreement, "person" shall have the meaning specified in Section 13(d)(3) of the Exchange Act.

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          4.  Payment and Delivery of the Option Shares.  Except as otherwise
              -----------------------------------------
provided in this Agreement, at any closing hereunder (a) Parent shall make payment to the Company of the aggregate Purchase Price for the Option Shares to be purchased on such closing by delivery to the Company of immediately available funds and (b) the Company shall deliver to Parent a certificate or certificates representing the Option Shares so purchased, registered in the name of Parent or its designee which Option Shares shall be free of any lien, claim, charge or encumbrance. In the event that Parent acquires any Option Shares and disposes of such shares (other than to an affiliate of Parent) through a sale, exchange, transfer, merger or otherwise, for an amount per share which exceeds the Purchase Price by more than $1.00 (the "Option Cap"), Parent will promptly return to the Company the amount of such excess. The amount of $1,253,823 is hereafter referred to as the "Aggregate Option Cap". For tax purposes, any such amount in respect of Options or Option Shares returned to the Company pursuant to this Agreeement shall be treated as adjustment to the purchase price.

          Certificates for Option Shares delivered at any closing hereunder may be endorsed with a legend which shall read as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN PROVISIONS OF AN AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND YORICK, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF YORICK. A COPY OF SUCH AGREEMENT SHALL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY YORICK OF A REQUEST THEREFOR.

It is understood and agreed that the above legend shall be removed by delivery of a substitute certificate without such legend if Parent shall have delivered to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such legend is not required for purposes of this Agreement or the Act.

          5.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
hereby represents and warrants to Parent as follows:

          (a) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (b) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Company has taken all necessary corporate action to authorize this Agreement and the consummation of the transactions contemplated hereby, and to authorize and reserve and to permit it to issue, and at all times from the date hereof until such time as the

                                       4
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     obligation to deliver the Option Shares upon the exercise of the Option terminates, will have reserved for issuance, upon any exercise of the Option, the number of Option Shares subject to the Option and as the Company will take all necessary corporate action to authorize and reserve for issuance all additional shares of Common Stock or other securities which may be issued pursuant to Section 7 upon the exercise of the Option. All of the Option Shares to be issued pursuant to the Option are duly authorized and, upon issuance and delivery thereof pursuant to this Agreement including Option Shares or other securities issuable pursuant to
     Section 7, shall be duly and validly issued, fully paid and nonassessable, free and clear of all claims, liens, charges, encumbrances and security interests, and will not have been issued in violation of, and will not be subject to, any preemptive rights of shareholders of the Company.

          (c) Neither the execution, delivery and performance by the Company of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms, conditions or provisions of, (x) its Articles of Incorporation or Bylaws or
     (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound, or to which the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries may be subject, except for such violations, conflicts, breaches, defaults, terminations, accelerations, rights of termination or acceleration, liens, security interests, charges or encumbrances as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition of the Company and its subsidiaries taken as a whole or on the ability of the Company to perform its obligations hereunder, or (ii) subject to obtaining any approvals contemplated hereby, violate any judgment, ruling, order, write, injunction, decree, statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their respective properties or assets except such violations which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the condition of the Company and its subsidiaries taken as a

                                       5
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     whole or the ability of the Company to perform its obligations hereunder.

          (d) The Company's Board of Directors, at a meeting duly called and held, has by unanimous vote of all directors approved the execution of this Agreement and the transactions contemplated hereby, including the exercise of the Option, prior to the execution of this Agreement, and such approval is sufficient to exempt this Agreement and the transactions contemplated hereby from any applicable state takeover law, including, without limitation, Section 607.0901 and Section 607.0902 of the Florida Business Corporation Act.

          (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to execute and deliver this Agreement.

          6.   Representations and Warranties of Parent.  Parent hereby
               ----------------------------------------
represents and warrants to the Company as follows:

          (a) This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

          (b) The execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated hereby do not contravene, or constitute a default or violation under (i) the certificate of incorporation or by-laws of Parent or (ii) any agreement, instrument, judgment, decree, order, injunction, law, statute, rule or governmental regulation binding upon Parent or any of its subsidiaries, subject to the obtaining by Parent of applicable regulatory approvals and consents, and the expiration of any applicable waiting periods, necessary for the purchase of Option Shares by Parent or its assignee.

          (c) The Option is being, and any Option Shares issued upon exercise of the Option will be, acquired by Parent for its own account and not with a view to any distribution thereof, and Parent will not sell any Option Shares purchased pursuant to the Option except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

          (d) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement.

          7.   Adjustments Upon Changes in Capitalization or Merger.  (a) In the
               ----------------------------------------------------
event of any change in Common Stock by reason

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of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, the Option Cap (but not the Aggregate Option Cap) and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received in respect of Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a)), the number of shares of Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option; provided that the Company shall not enter into any transaction described in the
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first sentence of this Section 7(a) if, immediately following such transaction, it does not have available and capable of being reserved for purposes of this Agreement authorized but unissued and unreserved shares of Common Stock in the quantity required by this Agreement to be subject to the Option.

          (b) In the event that the Company shall enter into an agreement (i) to consolidate with or merge into any person, other than Parent or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Parent or one of its subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any property or then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Parent or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option, at the election of Parent, of either (I) the Acquiring Corporation (as defined below), (II) any person that controls the Acquiring Corporation, or (III) in the case of a merger described in clause
(ii), the Company.

          (c) For purposes hereof, "Acquiring Corporation" means (i) the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), (ii) the Company in a merger in which the Company is the continuing or surviving corporation and (iii) the transferee of all or substantially all of the Company's assets. The provisions of

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Sections 9 and 10 shall apply with appropriate adjustments to any securities for which the Option becomes exercisable pursuant to this Section 7.

          8.   Further Assurances; Remedies.  (a)  The Company agrees to execute
               ----------------------------
and deliver such other documents and instruments and take such further actions as may be necessary or appropriate or as Parent may reasonably request in order to ensure that Parent receives the full benefits of this Agreement, The Company will refrain from taking any action which would have the effect of preventing or interfering with the delivery by the Company of the Option Shares (or other securities deliverable in accordance with Section 7 hereof) to Parent upon any exercise of the Option or from otherwise performing its obligations under this Agreement.

          (b) The parties agree that Parent would be irreparably damaged if for any reason the Company or an Acquiring Corporation failed to issue any of the Option Shares (or other securities deliverable in accordance with Section 7 hereof) upon exercise of the Option or to perform any of its other obligations under this Agreement, and that Parent would not have an adequate remedy at law in such event. The parties agree that the Company would be irreparably damaged if for any reason Parent failed to perform any of its obligations under this Agreement. Accordingly, each party shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the other party. This provision is without prejudice to any other rights that a party hereto may have against the other party for any failure to perform its obligations under this Agreement or the Merger Agreement.

          9.   Put Right and Right of First Refusal.  (a)  At any time or from
               ------------------------------------
time to time during the period commencing with the occurrence of an event referred to in Section 3 hereof and ending 12 months thereafter (or, if later, the date which is 30 days after the date on which the Company or Parent receives official notice that any regulatory approval required for the exercise of any portion of the Option or the purchase of Option Shares by Parent will not be granted (but solely with respect to the portion of the Option relating to such Option Shares)), whether or not any portion of the Option has been exercised, in the event the Merger Agreement has been terminated and, within twelve months of the date of this Agreement, (x) any person shall have acquired a majority of the shares of Common Stock outstanding, (y) the Company shall have consummated a merger, consolidation or similar transaction with any person or (z) the Company shall have sold, leased or otherwise disposed of all or substantially all of the consolidated assets of the Company and its subsidiaries to any person, Parent may, at its election, upon five business days' notice to the Company or any successor entity (including any person specified in the preceding clause (z)), surrender to the Company all or a part of the Option as well as all or a part of the Option Shares purchased pursuant to exercise of the Option, in which event the Company or any successor entity shall pay to

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Parent, on the day of each such surrender and in consideration thereof, against tender by Parent of an instrument evidencing such surrender, an amount in cash equal to the sum of:

          (i) the aggregate Purchase Price (determined without giving effect to any adjustment made pursuant to Section 4(b)) for all Option Shares acquired pursuant to exercise of the Option which Parent has elected to cause the Company to repurchase;

          (ii) the product of (x) the difference (but in no event more than the Option Cap) between the Market Price (as defined below) for shares of Common Stock and the Purchase Price (as each may be adjusted), multiplied by (y) the number of Option Shares purchasable on exercise of that portion of the Option which has not previously been exercised by the Parent and which portion Parent has elected to cause the Company to repurchase, but only if the Market Price is greater than the Purchase Price;

          (iii) the product of (x) the difference (but in no event more than the Option Cap) between the Market Price (as defined below) and the Purchase Price (as may be adjusted) for the Option Shares acquired by Parent pursuant to the exercise of the Option (or in the case of Option Shares with respect to which the Option has been exercised but the closing date has not occurred, to be acquired) and which Parent has elected to cause the Company to repurchase, multiplied by (y) the number of shares so repurchased, but only if the Market Price is greater than the Purchase Price; and

          (iv) the aggregate amount of out-of-pocket expenses incurred by Parent in connection with the transactions contemplated hereby and thereby, including accounting, investment banking and legal fees (to the extent not reimbursed or paid by the Company).

"Market Price" means the higher of (x) the highest price per share of Common Stock paid for any shares of Common Stock on the principal trading market on which such shares are traded during the period from the date hereof to the date Parent gives notice pursuant to this Section 9(a) and (y) the highest price paid or offered to be paid or the consideration per shares to be received by holders of Common Stock by any person referred to in Section 3 hereof upon the occurrence of any event described in Section 3 hereof (in each case, as adjusted for any stock split, stock dividend or similar event referred to in Section 7 hereof).

          Such payment shall be made by delivery of immediately available funds at a closing to be held not later than 15 days from Parent's notice to the Company unless additional time is needed to obtain necessary regulatory approvals, in which case the closing shall be held not later than 15 days after the date on which such approvals have been obtained and any requisite waiting periods with respect thereto shall have passed. If Parent or the Company is notified that any necessary regulatory approvals for such repurchase will not be granted, Parent shall have the right to exercise the Option to purchase up to the number of Option Shares for which the Option was exercisable at the date of the request for surrender delivered by Parent pursuant to this
Section 9 (a) less the number of Option Shares in respect of which payment has
              ----
been made pursuant to Section 9(a)(ii), whether or not the termination date of the Option has since occurred pursuant to Section 1. The Company and Parent shall file promptly any required notices or applications for approval and shall use their respective best efforts to obtain such approvals as promptly as practicable. Upon exercise of Parent's right to surrender the Option (or any portion thereof) and receipt by Parent of cash pursuant to this Section 9(a), any and all rights of Parent to purchase the Option Shares with respect to the portion of the Option so surrendered shall terminate.

          (b) If at any time or from time to time during the period commencing with the occurrence of an event set forth in Section 3 hereof and ending on the first to occur of 24 months following the first purchase of Option Shares and the termination of the Option, whether or not any portion of the Option has been theretofore exercised, Parent shall desire to sell, transfer, assign or otherwise dispose of all or a part of the Option Shares or other securities purchased pursuant to exercise of the Option to a person (the "Proposed Transferee") other than an affiliate of Parent or the Company, Parent shall give the Company written notice of the proposed transaction (an "Offeror's Notice"), identifying the Proposed Transferee and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by Parent to the Company, which may be accepted in writing within 10 days of the receipt of such Offeror's Notice, with payment by the Company to be made on the same terms and conditions and at the same per share or per option sale price (not to exceed the sum of the then applicable per share Purchase Price and the Option Cap) (payable in cash, whether or not the consideration to be paid by the Proposed Transferee includes non-cash consideration) at which Parent is proposing to transfer the Option Shares to the Proposed Transferee.

          Such payment shall be made by delivery of immediately available funds at a closing to be held not later than 15 days after the Company's acceptance notice is sent to Parent unless additional time is needed to obtain regulatory approval in which case the closing shall be held 15 days after the date on which such approval has been obtained and any requisite waiting period with respect thereto shall have passed. If all or a portion of the price per share to be paid by the Proposed Transferee consists of non-cash consideration, the value of such non-cash consideration shall be as set forth in such Proposed Transferee's offer or, if not so set forth, as determined by a nationally recognized investment banking firm selected by Parent and reasonably acceptable to the Company.

          In the event of the failure or refusal of the Company to purchase all of the Option Shares covered by the Offeror's Notice (including any such failure as a result of any regulatory authority disapproving the Company's proposed repurchase of such Option Shares), Parent may, within 60 days from the date of the Offeror's Notice, unless additional time is needed to obtain necessary regulatory approvals in which case the closing shall be held 15 days after the date on which such approvals have been obtained and any requisite waiting period with respect thereto shall have passed, sell all, but not less than all, of such Option Shares covered by the Offeror's Notice to the Proposed Transferee for not less than the price specified in the Offeror's Notice. Parent will return to the Company the amount by which such price exceeds the product of (x) the number of such Option Shares and (y) the amount per share which exceeds the then applicable Purchase Price by more than the Option Cap.

          The requirements of this Section 9(b) shall not apply to (i) any disposition of the Option Shares as a result of which the Proposed Transferee would own beneficially no more than 2% of the outstanding shares of Common Stock determined immediately after such sale or transfer; (ii) any disposition of the Option Shares by means of a public offering or through dealers in which reasonable steps are taken to assure that no purchaser will acquire securities representing more than 2% of the outstanding voting power of the Company, (iii) any disposition of the Option Shares or other securities by a person to whom Parent has assigned its rights under the Option pursuant to the terms hereof, and (iv) any transfer to an affiliate of Parent which agrees in writing to be bound by the terms of this Agreement.

          10.  Registration of the Option Shares.  (a) If Parent requests the
               ---------------------------------
Company in writing to register under the Securities Act any of the Options or Option Shares purchased or to be purchased by Parent hereunder, the Company will use its best efforts to cause the offering of the Options or Option Shares (or other securities that have been acquired by or are issuable to Parent upon exercise of the Option) specified in such request to be registered as soon as practicable so as to permit the sale or other distribution by Parent of the Options or Option Shares or other securities specified in its request (and to keep such registration effective for a period of at least 270 days), and in connection therewith shall prepare and file as promptly as reasonably possible (but in no event later than 30 days from receipt of Parent's request) a registration statement under the Act to effect such registration on an appropriate form, which would permit the sale of the Option or Option Shares by Parent in the manner specified by Parent in its request (which may include a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision), provided, however, that the Company shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which the Company's counsel has rendered an opinion to Parent, which counsel and opinion shall be reasonably satisfactory to Parent, to the effect that no such registration is required under applicable laws and regulations in order to effect such sale or other distribution in the manner intended by Parent. In connection with such registration, the Company shall provide Parent, as well as any underwriter for an offering covered by such registration statement, with such representations, warranties, covenants and indemnities, and with such certificates, opinions, accountants' letters and other documents, as Parent shall reasonably request and as are customarily rendered in connection with the registration of securities under the Act. Parent shall provide all information reasonably requested by the Company for inclusion in any registration statement under this Section 10. All expenses incurred by the Company in complying with the provisions of this
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and blue sky fees and expenses, shall be paid by the Company, except underwriting discounts and commissions to brokers and dealers and fees and disbursements of counsel to Parent, which Parent shall pay. The Company's obligation to register securities upon the request of Parent shall be limited to two occasions pursuant to this Section 10(a).

          (b) The Company shall notify Parent in writing not less than 15 days prior to filing a registration statement under the Securities Act with respect to any Common Stock (other than a filing on Form S-4 or any successor form, or in connection with any dividend reinvestment, employee stock purchase, stock option or similar plan, whether or not on Form S-8 or any successor form) of the Company's intention so to file. If Parent wishes to have any portion of the Option or the Option Shares it owns included in such registration statement, it shall advise the Company in writing to that effect within 10 days following receipt of such notice from the Company pursuant to the preceding sentence, and the Company will thereupon include the number of the Options or Option Shares indicated by Parent under such registration statement, provided, however, that if the managing underwriter of shares of Common Stock to be so registered by the Company determines and advises in writing that the inclusion in the registration statement of the number of the Options or Option Shares indicated by Parent would interfere with the successful marketing of the Common Stock proposed to be registered and sold by the Company, then the number of the Options or Option Shares indicated by Parent to be included in the underwriting shall be reduced or eliminated pro rata among all holders of shares of Common Stock requesting such registration, including the Company.

          (c) In connection with any registration under the provisions of this
Section 10, the Company shall indemnify and hold harmless Parent against any losses, claims, damages or liabilities, joint or several, of which Parent may become subject, insofar as such losses, claims, damages or liabilities (or any action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or preliminary or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse Parent for any legal or other expenses reasonably incurred by Parent in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or preliminary or final prospectus or such amendment or supplement thereto in reliance upon written information furnished by Parent specifically for use in the preparation thereof. Parent shall indemnify and hold harmless the Company to the same extent as set forth in the immediately preceding sentence but only with reference to written information furnished by Parent for use in the preparation of such registration statement or preliminary or final prospectus or such amendment or supplement thereto; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action. The foregoing indemnities shall also extend on the same terms to each officer and director of Parent and the Company, respectively and to each person, if any, who controls Parent or the Company.

          (d) The registration rights granted to Parent under this Section 10 shall (i) be effective only after an event set forth in Section 3 hereof shall have occurred and (ii) expire three years after the last acquisition of any Option Shares upon the exercise of the Option by Parent.

          (e) Parent will return to the Company all amounts received in any sale made pursuant to this Section 10 which exceed the product of (i) the number of such Options or Option Shares sold and (ii), (A) in the case of a sale of Options, the Option Cap, and (B) in the case of a of a sale of Option Shares, the amount per share received which exceeds the then applicable Purchase Price by more than the Option Cap.

          11.  Listing.  If the Option Shares or other securities to be acquired
               -------
upon exercise of the Option are then listed on any stock exchange, the Company, upon the request of Parent, will promptly file an application to list such Option Shares or securities on such stock exchange and will use its best efforts to obtain approval of such listing as soon as practicable.

          12.  Division of Option.  This Agreement and the Option granted hereby
               ------------------
are exchangeable, without expense, at the option of Parent, upon presentation and surrender of this Agreement at the principal office of the Company for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of Option Shares purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related

Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

          13.  Amounts in Excess of Aggregate Option Cap.  In the event that the
               -----------------------------------------
difference between (x) the aggregate proceeds received by Parent and its affiliates from third parties in respect of the sale or disposition of all or any portion of the Option and all or any part of the Option Shares and (y) the aggregate purchase price (if any) paid therefor and proceeds theretofore returned to the Company exceeds the Aggregate Option Cap, Purchaser will promptly return such excess and any remaining Option Shares to the Company and any remaining portion of the Option shall be cancelled.

          14.  Miscellaneous.  (a)  Expenses.  Except as otherwise provided
               -------------        --------
herein, each of the parties hereto shall pay all the expenses incurred by or on its behalf in connection with the transaction contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b) Notices.  All notices, requests, claims, and other communication
              -------
hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given as follows:


          To Parent:         LOEWEN GROUP INTERNATIONAL, INC.
                             50 East River Center Boulevard
                             Covington, Kentucky 41011
                             Attn: Robert Wienke, Esq.
                             Telephone: (606) 655-7192
                             Fax:       (606) 655-7144

          With a copy to:    JONES, DAY, REAVIS & POGUE
                             599 Lexington Avenue
                             New York, New York 10022
                             Attn: Christopher M. Kelly, Esq.
                             Telephone: (212) 326-3436
                             Fax:       (212) 755-7306

          To the Company:    MHI GROUP, INC.
                             3100 Capital Circle, NE
                             Tallahassee, Florida 32308
                             Attn: Clifford R. Hinkle
                             Telephone: (904) 385-8883

                             Fax:       (904) 385-0338

          With a copy to:    WILLKIE FARR & GALLAGHER
                             One Citicorp Center
                             153 East 53rd Street
                             New York, New York 10022
                             Attn: Bruce R. Kraus, Esq.
                             Telephone: (212) 821-8000
                             Fax:       (212) 821-8111


or to such other address or telecopy number as such party may hereafter specify by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when such is transmitted to the number specified in this Section 14(b) and the appropriate confirmation is received, or (ii) if given by any other means when delivered at the address specified in this Section 14(b).

          (c) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          If for any reason any court or regulatory agency determines that the Option will not permit the holder to acquire, or the Company to repurchase pursuant to Section 9, the full number of Option Shares, it is the express intention of the Company to allow the holder to acquire, or to require the Company to repurchase, such lesser number of Option Shares as may be permissible, without any amendment or modification hereof.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Florida.

          (e) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          (f) Headings.  The section headings herein are for convenience only
              --------
and shall not affect the construction hereof.

          (g) Assignment.  Parent may assign this Agreement in whole or in part
              ----------
to any affiliate of Parent at any time or from time to time. Except as provided in the next sentence, Parent may not, without the prior written consent of the Company (which shall not be unreasonably withheld), assign this Agreement to any other person. Upon the occurrence of an event described in Section 3, Parent may sell, transfer, assign or otherwise dispose of (in whole at any time or in part from time to time) its rights and obligations hereunder, subject to the provisions of Section 9(b). In the case of any sale, transfer, assignment or disposition in part of this Option, the Company shall do all things reasonably necessary to facilitate such transaction. This Agreement shall not be assignable by the Company except by operation of law.

          (h) Survival.  All representations, warranties and covenants contained
              --------
herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except as otherwise provided herein.

          (i) Parties in Interest.  This Agreement shall be binding upon and
              -------------------
inure solely to the benefit of each party hereto and their successors in interest and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person (other than an assignee or transferee of Parent pursuant to Section 14(g) hereof) any rights or remedies of any nature whatsoever under or by any reason of this Agreement.

          (j) Amendments.  This Agreement may not be modified, amended, altered
              ----------
or supplemented, except upon the execution and delivery of a written agreement by the parties hereto.

          IN WITNESS WHEREOF, the Company and Parent have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.



                              MHI GROUP, INC.



                              By:   /s/ Clifford R. Hinkle
                                  ---------------------------------
                              Name:  Clifford R. Hinkle
                              Title: President and Chief Executive
                                     Officer


                              LOEWEN GROUP INTERNATIONAL, INC.



                              By:  /s/ Raymond L. Loewen
                                  ---------------------------------
                              Name:  Raymond L. Loewen
                              Title: Chairman of the Board,
                                     Chief Executive Officer
                                     and Director